SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to Rule 14a-12

Intevac, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Dear Shareholder:
      You are cordially invited to attend the Annual Meeting of Shareholders of Intevac, Inc., a California corporation, which will be held May 19, 2005, at 9:00 a.m., local time, at our headquarters, 3560 Bassett Street, Santa Clara, California 95054.
      At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect seven (7) directors of Intevac, (ii) to amend the Company’s bylaws to increase the range of authorized number of directors, and (iii) to ratify the appointment of Grant Thornton LLP as independent accountants of Intevac for the fiscal year ending December 31, 2005.
      The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each proposal.
      After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by our Transfer Agent no later than May 16, 2005. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.
      A copy of Intevac’s 2004 Annual Report has been mailed with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.
      We look forward to seeing you at the Annual Meeting. Please notify Sandra Thompson at (408) 496-2242 if you plan to attend.

Sincerely yours,

Kevin Fairbairn
President and Chief Executive Officer
Santa Clara, California
April 11, 2005
IMPORTANT
Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope.

INTEVAC, INC.
3560 Bassett Street
Santa Clara, California 95054

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 19, 2005

TO OUR SHAREHOLDERS:
      You are cordially invited to attend the Annual Meeting of Shareholders of Intevac, Inc., a California corporation, to be held May 19, 2005 at 9:00 a.m., local time, at our headquarters, 3560 Bassett Street, Santa Clara, California 95054, for the following purposes:

1. To elect directors to serve for the ensuing year or until their respective successors are duly elected and qualified. The nominees are Norman H. Pond, Kevin Fairbairn, David S. Dury, Stanley J. Hill, David N. Lambeth, Robert Lemos and Arthur L. Money.

2. To amend the Company’s Bylaws to increase the range of authorized number of directors to a range of five to nine.

3. To ratify the appointment of Grant Thornton LLP as independent accountants of Intevac for the fiscal year ending December 31, 2005.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.
      The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.
      Only shareholders of record at the close of business March 22, 2005 are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.
      All shareholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.
      We look forward to seeing you at the Annual Meeting. Please notify Sandra Thompson at (408) 496-2242 if you plan to attend.

BY ORDER OF THE BOARD OF DIRECTORS

CHARLES B. EDDY III
Vice President, Finance and Administration,
Chief Financial Officer, Treasurer and Secretary
Santa Clara, California
April 11, 2005
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.

PROXY STATEMENT
GENERAL
VOTING RIGHTS
QUORUM; ABSTENTIONS; BROKER NON-VOTES
REVOCABILITY OF PROXIES
SOLICITATION OF PROXIES
PROPOSAL NO. 1:
ELECTION OF DIRECTORS
NOMINEES
BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS
BOARD MEETINGS AND COMMITTEES
DIRECTOR COMPENSATION
CORPORATE GOVERNANCE MATTERS
CODE OF ETHICS
PROPOSAL NO. 2:
AMENDMENT OF BYLAWS TO INCREASE RANGE OF AUTHORIZED NUMBER OF DIRECTORS
PROPOSAL NO. 3:
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND RELATED INFORMATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN TRANSACTIONS
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
OTHER BUSINESS
SHAREHOLDER PROPOSALS

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF INTEVAC, INC.
To Be Held May 19, 2005
GENERAL
      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Intevac, Inc., a California corporation, of proxies to be voted at the Annual Meeting of Shareholders to be held May 19, 2005, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record as of March 22, 2005 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 9:00 a.m., local time, at our headquarters, 3560 Bassett Street, Santa Clara, California 95054.
      It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to shareholders on or about April 14, 2005.
VOTING RIGHTS
      The close of business on March 22, 2005 was the record date for shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, we had 20,299,505 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting, held by 132 shareholders of record. We believe that approximately 1,400 beneficial owners hold shares through brokers, fiduciaries and nominees. Holders of Common Stock are entitled to one vote for each share of Common Stock they hold.
      If any shareholder is unable to attend the Annual Meeting, the shareholder may still vote by proxy. The enclosed proxy is solicited by our Board of Directors, and, when the proxy card is returned properly completed, it will be voted as directed by the shareholder on the proxy card. Shareholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by the proxy will be voted FOR Proposals 1, 2 and 3 and will be voted in the proxy holders’ discretion as to other matters that may properly come before the Annual Meeting.
QUORUM; ABSTENTIONS; BROKER NON-VOTES
      The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes, we intend to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the calculation of shares voting on any matter.
REVOCABILITY OF PROXIES
      Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of Intevac an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.
SOLICITATION OF PROXIES
      Intevac will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to the beneficial owners. We may reimburse such persons for their costs of forwarding the solicitation material to beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of Intevac. No additional compensation will be paid to these individuals for these services. Except as described above, we do not currently intend to solicit proxies other than by mail.
      The Annual Report of Intevac for the fiscal year ended December 31, 2004 has been mailed concurrently with the mailing of this Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.
PROPOSAL NO. 1:
ELECTION OF DIRECTORS
      At the Annual Meeting, seven directors (constituting the entire board) are to be elected to serve until the next Annual Meeting of Shareholders and until a successor for each such director is elected and qualified, or until the death, resignation or removal of such director. The seven candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of Intevac.
      It is intended that the proxies will be voted for the seven nominees named below unless authority to vote for any such nominee is withheld. All seven nominees are currently directors of Intevac, and all were elected to the Board by the shareholders at the last Annual Meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any other person who is designated by the current Board of Directors to fill the vacancy. The proxies solicited by this Proxy Statement may not be voted for more than seven nominees.
NOMINEES
      Set forth below is information regarding the nominees to the Board of Directors.

Name	Position(s) with Intevac	Age

Norman H. Pond	Chairman of the Board	66
Kevin Fairbairn	President and Chief Executive Officer	51
David S. Dury(1)(3)	Director	56
Stanley J. Hill(3)	Director	63
David N. Lambeth(2)	Director	57
Robert Lemos(1)(2)	Director	64
Arthur L. Money(1)	Director	65

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Governance Committee
BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS
      Mr. Pond is a founder of Intevac and has served as Chairman of the Board since February 1991. Mr. Pond served as President and Chief Executive Officer from February 1991 until July 2000 and again from September 2001 through January 2002. Mr. Pond holds a BS in physics from the University of Missouri at Rolla and an MS in physics from the University of California at Los Angeles.
      Mr. Fairbairn joined Intevac as President and Chief Executive Officer in January 2002 and was appointed a director in February 2002. Before joining Intevac, Mr. Fairbairn was employed by Applied Materials from July 1985 to January 2002, most recently as Vice-President and General Manager of the Conductor Etch

Organization with responsibility for the Silicon and Metal Etch Divisions. From 1996 to 1999, Mr. Fairbairn was General Manager of Applied’s Plasma Enhanced Chemical Vapor Deposition Business Unit and from 1993 to 1996, he was General Manager of Applied’s Plasma Silane CVD Product Business Unit. Mr. Fairbairn holds an MA in Engineering Sciences from Cambridge University.
      Mr. Dury has served as a director of Intevac since July 2002. Mr. Dury is a co-founder of Mentor Capital Group, a venture capital firm formed in July 2000. From 1996 to 2000, Mr. Dury served as Senior Vice-President and Chief Financial Officer of Aspect Development, a software development firm. Mr. Dury holds a BA in psychology from Duke University and an MBA from Cornell University. He is also a director of Phoenix Technologies Ltd.
      Mr. Hill was appointed as a director of Intevac in March 2004. Mr. Hill joined Kaiser Aerospace and Electronics Corporation (“Kaiser”), a privately held manufacturer of electronics and electro-optical systems, in 1969 and served as Chief Executive Officer and Chairman of both Kaiser and K Systems, Inc., Kaiser’s parent company, from 1997 to 2000. Prior to his appointment as Chief Executive Officer, Mr. Hill served in a number of executive positions at Kaiser. Mr. Hill holds a BS in Mechanical Engineering from the University of Maine and a Master of Engineering from the University of Connecticut and has completed post graduate studies at the University of Santa Clara business school. He is also a director of First Aviation Services, Inc.
      Dr. Lambeth has served as a director of Intevac since May 1996. Dr. Lambeth has been Professor of both Electrical and Computer Engineering and Material Science Engineering at Carnegie Mellon University since 1989. Dr. Lambeth was Associate Director of the Data Storage Systems at Carnegie Mellon University from 1989 to 1999. Since 1988, Dr. Lambeth has been the owner of Lambeth Systems, an engineering consulting and research firm. Dr. Lambeth holds a BS in electrical engineering from the University of Missouri and a Ph.D. in physics from the Massachusetts Institute of Technology.
      Mr. Lemos has served as a director of Intevac since August 2002. Mr. Lemos retired from Varian Associates, Inc. in 1999 after 23 years, including serving as Vice-President and Chief Financial Officer from 1988 to 1999. Mr. Lemos has a BS in Business from the University of San Francisco, a JD in law from Hastings College and an LLM in law from New York University.
      Mr. Money has served as a director of Intevac since October 2003. Mr. Money served as the Assistant Secretary of Defense for Command, Control, Communication and Intelligence (C3I) from October 1999 to April 2001. Prior to his Senate confirmation in that role, he was the Senior Civilian Official, Office of the Assistant Secretary of Defense (C3I) from February 1998. Mr. Money also served as the Chief Information Officer for the Department of Defense from 1998 to 2001. From 1996 to 1998, he served as Assistant Secretary of the Air Force for Research, Development and Acquisition. Prior to his government service, Mr. Money was President of ESL Inc., a subsidiary of TRW, from 1990 to 1995, and prior to 1990, he held senior management positions with ESL Inc. and with the TRW Avionics and Surveillance Group. He is also a director of CACI International, Essex Corporation, Intelli-Check, SafeNet, Silicon Graphics, Inc. and Terremark Worldwide, Inc. Mr. Money holds an MS in Mechanical Engineering from the University of Santa Clara and a BS in Mechanical Engineering from San Jose State University.
BOARD MEETINGS AND COMMITTEES
      The Board of Directors held four meetings during fiscal 2004. All members of the Board of Directors during fiscal 2004 attended at least seventy-five percent of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and the total number of meetings held by all committees of the Board on which each such director served (based on the time that each member served on the Board of Directors and the committees). There are no family relationships among executive officers or directors of Intevac. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.
      The Audit Committee of the Board of Directors held five meetings during fiscal 2004. The Audit Committee, which during 2004 was comprised of Mr. Dury, Mr. Lemos and Mr. Money, is responsible for overseeing our accounting and financial reporting processes, overseeing the audits of our financial statements and assisting the Board of Directors in oversight and monitoring of (i) the integrity of the financial statements of Intevac, (ii) the compliance by Intevac with legal and regulatory requirements, (iii) the qualifications, independence and performance of Intevac’s external auditors and (iv) Intevac’s internal accounting and financial controls. Each member of the Audit Committee is “independent” as defined in the listing standards of The Nasdaq National Market. The Board has also determined that each member of the committee is an “audit committee financial expert” as designed in Item 401 of Regulation S-K. The Audit Committee has a written charter, which is attached to last year’s proxy statement. It is also available on our website at www.intevac.com.
      The Compensation Committee of the Board of Directors held five meetings during fiscal 2004. The Compensation Committee, which during 2004 was comprised of Mr. Lemos and Dr. Lambeth, has responsibility for the compensation of Intevac’s executive officers and employees, including approving executive officer compensation plans, stock option grants, succession plans and compensation strategy for Intevac’s employees. The Board has determined that Mr. Lemos and Dr. Lambeth are “independent” as defined in the listing standards of the Nasdaq National Market. The Compensation Committee has a written charter, which is available on our website at www.intevac.com.
      The Nominating and Governance Committee of the Board of Directors was established in March 2004 and held one meeting during the year. The Nominating and Governance Committee, which during 2004 was comprised of Mr. Hill and Mr. Dury, has responsibility for (i) overseeing compliance by the Board and its committees with corporate governance aspects of the Sarbanes-Oxley Act and related SEC and Nasdaq rules, (ii) determining the criteria for membership on the Board, (iii) reviewing our Code of Business Conducts and Ethics, (iv) considering issues of possible conflicts of interest of board members or corporate officers, and (v) making recommendations to the board regarding composition and size of the board and its committees, review and selection of director nominees, and other corporate governance issues generally. The Board has determined that both Mr. Hill and Mr. Dury are “independent” as defined in the listing standards of the Nasdaq National Market. The Nominating and Governance Committee has a written charter, which is available on our website at www.intevac.com.
DIRECTOR COMPENSATION
      Through 2002, directors of Intevac did not receive fees for services provided as a director. Beginning in 2003, non-employee directors of Intevac received a retainer of $3,000 per quarter as compensation for their efforts serving on the Board and its subcommittees. For 2005, the retainer has been increased $4,500 per quarter. Directors are reimbursed for reasonable expenses incurred in attending Board or committee meetings. We do not pay fees for committee participation or special assignments of the Board of Directors. The directors are eligible to receive periodic option grants under the 2004 Equity Incentive Plan. Under the 2004 Plan, all directors are eligible to receive option grants, when and as determined by the Board of Directors. During fiscal 2004, Mr. Dury, Dr. Lambeth, Mr. Lemos and Mr. Money each received an option to purchase 10,000 shares under the 2004 Plan, and Mr. Hill received an option to purchase 30,000 shares under the predecessor of the 2004 Plan.
CORPORATE GOVERNANCE MATTERS
      Director independence. The Board has determined that, with the exception of Mr. Pond and Mr. Fairbairn, all of its members are “independent directors” as that term is defined in the listing standards of The Nasdaq Stock Market.
      Contacting the Board of Directors. Any shareholder who desires to contact our Chairman of the Board or the other members of our Board of Directors may do so by writing to: Board of Directors, c/o Stanley J. Hill, Chairman, Nominating and Governance Committee, Intevac, Inc., 3560 Bassett Street, Santa Clara, California, 95054. Communications received will be distributed to the Chairman of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received.

      Board attendance at annual shareholder meetings. Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting of Shareholders, we encourage, but do not require, directors to attend. Mr. Pond, Mr. Fairbairn, Mr. Dury and Mr. Hill attended our 2004 Annual Meeting of Shareholders; the other Board members did not attend.
      Policy regarding board nominees. It is the policy of the Nominating and Governance Committee of the Company to consider recommendations for candidates to the Board of Directors from shareholders. Shareholder recommendations for candidates to the Board of Directors must be directed in writing to: Intevac, Inc., 3560 Bassett Street, Santa Clara, California, 95054, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, and evidence of the nominating person’s ownership of Company stock. Shareholder nominations to the Board of Directors must meet the requirements set forth in the Company’s bylaws.
      The Committee’s criteria and process for identifying and evaluating the candidates that it selects, or recommends to the full Board for selection, as director nominees, are as follows:

•	The Committee periodically reviews the current composition, size and effectiveness of the Board.

•	In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, (2) such factors as issues of character, judgment, diversity, age, expertise, business experience, length of service, independence, other commitments and the like, (3) the relevance of the candidates’ skills and experience to our businesses and (4) such other factors as the Committee may consider appropriate.

•	While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business, government or technology, including an understanding of our industry and our business in particular, (4) have qualifications that will increase overall Board effectiveness and (5) meet other requirements that may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•	With regard to candidates who are properly recommended by shareholders or by other means, the Committee will review the qualifications of any such candidate, which review may, in the Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Committee deems necessary or proper.

•	In evaluating and identifying candidates, the Committee has the authority to retain or terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•	The Committee will apply these same principles when evaluating Board candidates who may be elected initially by the full Board either to fill vacancies or to add additional directors prior to the Annual Meeting of Shareholders at which directors are elected.

•	After completing its review and evaluation of director candidates, the Committee selects, or recommends to the full Board of Directors for selection, the director nominees.
CODE OF ETHICS
      We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. You can find our Code of Business Conduct and Ethics on our website at

www.intevac.com. We post any amendments to the Code of Business Conduct and Ethics, as well as any waivers that are required to be disclosed by the rules of either the SEC or the Nasdaq Stock Market, on our website.
Required Vote
      The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the Annual Meeting shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect on the election of directors under California law.
      The Board of Directors recommends that shareholders vote FOR election of all of the above nominees as directors.
PROPOSAL NO. 2:
AMENDMENT OF BYLAWS TO INCREASE RANGE OF
AUTHORIZED NUMBER OF DIRECTORS
      We currently have a Board of Directors consisting of seven members. Our Bylaws permit the Board to change the authorized number of directors at any time so long as the exact number stays within a range of four to seven members. This range of directors may be changed only with the approval of our shareholders. As a result, any increase in the size of the Board from its current seven members will require the approval of the shareholders.
      We believe that Intevac and its shareholders may benefit from the inclusion of additional persons on our Board of Directors. As we continue to expand our product lines, the Board believes that additional members could provide valuable expertise and experience. At the current time, however, the Board has no plans to appoint any new directors. Nonetheless, the Board may do so in the future, and the need to obtain shareholder approval at such time would require us to incur time and expense in holding a special meeting of shareholders, delaying our ability to take timely action on such a candidate.
      Under California law, when a corporation’s bylaws provide for a range in the authorized number of directors, the upper end of the range may not be more than one less than two times the lower end of the range. For example, ranges of three to five, four to seven and five to nine are permissible, while a range of four to eight is not.
      We are proposing that the range of directors specified in the Bylaws be changed to five to nine. The exact number of directors will currently remain at seven, but can be changed by the Board itself, within the above range, if and when the Board identifies a suitable candidate for addition to the Board. Any such person added to the Board by action of the Board would stand for reelection as a director, along with all other directors, at our next annual meeting.
Required Vote
      The affirmative vote of a majority of the outstanding shares entitled to vote will be required to approve the amendment to the Bylaws. Thus, abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of all outstanding shares.
      The Board of Directors recommends that shareholders vote FOR the proposal to amend the Company’s Bylaws to increase the range of authorized number of directors to a range of five to nine members.

PROPOSAL NO. 3:
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
      The Audit Committee of the Board of Directors has selected Grant Thornton LLP as our independent public accountants for the fiscal year ending December 31, 2005. Grant Thornton LLP began auditing our financial statements in 2000. Its representatives are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
Fees Paid To Accountants For Services Rendered During 2004

Audit Fees
      The aggregate fees billed by Grant Thornton LLP for the years ended December 31, 2004 and 2003 were $736,000 and $179,000, respectively. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements. In addition, in 2004, audit fees included those fees related to Grant Thornton’s audit of the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act.

Audit-Related Fees
      The aggregate fees billed by Grant Thornton LLP for audit-related services rendered to Intevac for the years ended December 31, 2004 and 2003 were $6,000 and $14,000, respectively. Audit-related services consist primarily of accounting consultations that are related to the performance of our audit or review of our consolidated financial statements.

Tax Fees
      The aggregate fees billed by Grant Thornton LLP for tax services rendered to Intevac for the years ended December 31, 2004 and 2003 were $25,000 and $24,000, respectively. Tax services include tax compliance, tax advice and tax planning.

All Other Fees
      The aggregate fees billed by Grant Thornton LLP for services rendered to Intevac other than those described above for the years ended December 31, 2004 and 2003 were $37,000 and $44,000, respectively. These services include the annual audit of our 401(k) Profit Sharing Plan and Trust and assistance in responding to audits by the State of California Franchise Tax Board and the State of California Board of Equalization.
      In making its recommendation to ratify the appointment of Grant Thornton LLP as our independent auditor for the fiscal year ending December 31, 2005, the Audit Committee has considered whether services other than audit and audit-related services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP and has determined that such services are so compatible.
Pre-Approval of Audit and Permissible Non-Audit Services
      Our Audit Committee approves in advance all engagements with Grant Thornton LLP, including the audit of our annual financial statements, the review of the financial statements included in our Quarterly Reports on Form  10-Q, the audit of our 401(k) Profit Sharing Plan and Trust and tax compliance services. Fees billed by Grant Thornton LLP are reviewed and approved by the Audit Committee on a quarterly basis.

Required Vote
      Shareholder ratification of the selection of Grant Thornton LLP as Intevac’s independent public accountants is not required by our Bylaws or other applicable legal requirements. However, the Board is submitting the selection of Grant Thornton LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interests of Intevac and its shareholders.
      The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting (provided that that vote also constitutes the affirmative vote of a majority of the required quorum) will be required to ratify the selection of Grant Thornton LLP as Intevac’s independent public accountants for the year ending December 31, 2005.
      The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Grant Thornton LLP as Intevac’s independent public accountants for the fiscal year ending December 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding the ownership of our Common Stock as of March 9, 2005 by (i) all persons known by us to be beneficial owners of five percent or more of our outstanding Common Stock, based upon a review of filings made pursuant to Sections 13(d), 13(f) and 13(g) with the Securities and Exchange Commission, (ii) each director of Intevac, (iii) the Chief Executive Officer and each of the three other executive officers of Intevac serving as such as of the end of the last fiscal year whose compensation for such year was in excess of $100,000, and (iv) all executive officers and directors of Intevac as a group.

	Amount and Nature of
	Beneficial Ownership(1)

	Number of	Percent
Name and Address of Beneficial Owner	Shares	Owned(2)

Redemco, L.L.C.(3)	3,255,969	16.1%
395 Mill Creek Circle
Vail, CO 81657
Kern Capital Management, LLC	2,720,900	13.4%
114 West 47th Street, Suite 1926
New York, NY 10036
T. Rowe Price Associates, Inc.	1,698,794	8.4%
100 E. Pratt Street
Baltimore, MD 21202
Norman H. Pond(4)	1,006,218	5.0%
3560 Basset Street
Santa Clara, CA 95054
Kevin Fairbairn(5)	190,645	*
Charles B. Eddy(6)	148,003	*
Verle Aebi(7)	84,039	*
Luke Marusiak	750	*
David S. Dury(8)	45,000	*
Stanley J. Hill(9)	34,000	*
David N. Lambeth(10)	65,000	*
Robert Lemos(11)	48,000	*
Arthur L. Money(12)	40,000	*
All directors and executive officers as a group (10 persons)(13)	1,661,655	8.0%

*	Less than 1%

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes shares that such individual had the right to acquire either on or within 60 days after March 9, 2005, including upon the exercise of an option.

(2)	Percentage of beneficial ownership is based upon 20,266,172 shares of Common Stock that were outstanding on March 9, 2004. For each individual, this percentage includes shares that such individual had the right to acquire either on or within 60 days after March 9, 2005, including upon the exercise of an option; however, such shares are not considered outstanding for the purpose of computing the percentage owned by any other individual as required by Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

(3)	These shares may be deemed to be beneficially owned by Mill Creek Systems, LLC and by Ann Becher Smead. Mill Creek Systems, LLC is a Managing Member of Redemco, L.L.C., and Ann Becher Smead is the Manager of Mill Creek Systems, LLC.

(4)	Includes 775,528 shares held by the Norman Hugh Pond and Natalie Pond Trust DTD 12/23/80 and 182,357 shares held by the Pond 1996 Charitable Remainder Unitrust, both of whose trustees are Norman Hugh Pond and Natalie Pond. Also includes options exercisable for 48,333 shares of Common Stock outstanding under the 1995 Stock Option/ Stock Issuance Plan (the “1995 Option Plan”).

(5)	Includes options exercisable for 174,999 shares of Common Stock under the 1995 Option Plan.

(6)	Includes 88,155 shares held by the Eddy Family Trust DTD 02/09/00, whose trustees are Charles Brown Eddy III and Melissa White Eddy, and options exercisable for 50,833 shares of Common Stock under the 1995 Option Plan.

(7)	Includes options exercisable for 38,166 shares of Common Stock under the 1995 Option Plan.

(8)	Includes options exercisable for 35,000 shares of Common Stock under the 1995 Option Plan and for 10,000 shares under the 2004 Equity Incentive Plan (the “2004 Plan”).

(9)	Includes options exercisable for 30,000 shares of Common Stock under the 1995 Option Plan.

(10)	Includes options exercisable for 55,000 shares of Common Stock under the 1995 Option Plan and for 10,000 shares under the 2004 Plan.

(11)	Includes options exercisable for 35,000 shares of Common Stock under the 1995 Option Plan and for 10,000 shares under the 2004 Plan.

(12)	Includes options exercisable for 30,000 shares of Common Stock under the 1995 Option Plan and for 10,000 shares under the 2004 Plan.

(13)	Includes options exercisable for 497,331 shares of Common Stock under the 1995 Option Plan and for 40,000 shares under the 2004 Plan.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership on Form 3, and reports of changes in ownership on Form 4 or Form 5, of our Common Stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Intevac with copies of all Section 16(a) forms they file.
      Based solely upon review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the fiscal year ended December 31, 2004, our officers, directors and holders of more than ten percent of our Common Stock complied with all Section 16(a) filing requirements, with the following exceptions:

(1) Directors Dury, Lambeth, Lemos and Money each filed one late report on a Form 4 covering the grant of stock options.

(2) Mr. Fairbairn, Mr. Eddy, Mr. Aebi, Mr. Marusiak, Ms. Burk, Mr. Gustafson and Mr. Kerns each filed one late report on a Form 4 covering the grant of stock options.

(3) Mr. Lane filed two late reports on a Form 4, one covering the grant of a stock option and one covering the sale of 493 shares of our Common Stock.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Summary of Cash and Certain Other Compensation
      The following table provides certain summary information concerning the compensation earned by (i) our Chairman, (ii) our Chief Executive Officer and (iIi) each of our three other most highly compensated executive officers whose salary and bonus was in excess of $100,000 for fiscal 2004, for services rendered in all capacities to Intevac and its subsidiaries for each of the last three fiscal years. Such individuals are referred to as the “Named Executive Officers.” No executive officer who would have otherwise been includible in the table on the basis of salary and bonus earned for fiscal 2004 resigned or terminated employment during the fiscal year.
Summary Compensation Table

				Long-Term
				Compensation
	Annual Compensation			Awards

				Securities
				Underlying	All Other
Name and Principal Position(2)	Years	Salary ($)(1)	Bonus	Options (#)	Compensation

Norman H. Pond	2004	$67,041	—	—	$2,917
Chairman of the Board	2003	67,922	—	—	2,798
	2002	140,805	—	—	3,562
Kevin Fairbairn	2004	337,069	—	50,000	2,793
President and Chief Executive Officer	2003	270,304	$85,000	—	2,609
	2002	216,734	—	250,000	2,312
Charles B. Eddy III	2004	192,619	—	20,000	2,396
Vice President, Finance and	2003	185,704	—	—	2,375
Administration, Chief Financial	2002	184,304	—	—	2,373
Officer, Treasurer and Secretary
Verle Aebi	2004	192,927	—	20,000	2,397
President of Photonics Technology Division	2003	187,708	—	—	2,248
	2002	186,294	—	—	2,247
Luke Marusaik(3)	2004	124,618	—	50,000	2,109
Chief Operating Officer	2003	—	—	—	—
	2002	—	—	—	—

(1)	Includes salary deferral contributions to Intevac’s 401(k) Plan.

(2)	The indicated amount for each Named Executive Officer comprises the contributions made by Intevac on behalf of such individual to our 401(k) Plan, which match a portion of the officer’s salary deferral contributions to that plan, and the cost of any life insurance in excess of $50,000 paid by Intevac.

(3)	Mr. Marusiak joined Intevac in April 2004 as Chief Operating Officer.

Stock Options
      The following table contains information concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 2004. Except for the limited stock appreciation rights described in footnote (2) below, no stock appreciation rights were granted to those individuals during such year.

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of	Percent of			Rates of Stock Price
	Securities	Total Options			Appreciation
	Underlying	Granted to	Exercise or		for Option Term(1)
	Options	Employees in	Base Price	Expiration
Name	Granted(2)	2004	($/Share)(3)	Date	5%	10%

Norman H. Pond	—	—	—	—	—	—
Kevin Fairbairn	50,000	8.2%	$14.00	02/19/14	$440,226	$1,115,620
Charles B. Eddy III	20,000	3.3%	4.06	07/22/14	51,066	129,412
Verle Aebi	20,000	3.3%	4.06	07/22/14	51,066	129,412
Luke Marusiak	50,000	8.2%	10.01	05/14/14	314,762	797,668

(1)	There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the 5% and 10% assumed annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2)	Option shares granted to Mr. Fairbairn and Mr. Marusiak become fully exercisable with respect to (i) 25% of the shares upon the optionee’s completion of one year of service measured from the grant date and (ii) the balance of the shares in equal annual installments over the three-year period thereafter. Option shares granted to Mr. Eddy and Mr. Aebi become fully exercisable with respect to (i) 33.33% of the shares upon the optionee’s completion of two years of service measured from the grant date and (ii) the balance of the shares in equal annual installments over the two-year period thereafter. In addition, the option shares vest in full upon an acquisition of Intevac by merger or asset sale, unless such option is assumed by the acquiring entity. Each option has a maximum term of 10 years measured from the option grant date, subject to earlier termination following the optionee’s cessation of service with Intevac. Each option also includes a limited stock appreciation right which provides the optionee with a right, exercisable upon the successful completion of a hostile tender offer for fifty percent or more of Intevac’s outstanding voting securities, to surrender the option to Intevac, to the extent the option is at that time exercisable for vested shares, in return for a cash distribution per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in the hostile tender offer over (ii) the option exercise price payable per share.

(3)	The exercise price may be paid in cash or in shares of our Common Stock valued at fair market value on the exercise date.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth information concerning option exercises and option holdings for fiscal 2004 by each of the Named Executive Officers. Each option also includes a limited stock appreciation right which provides the optionee with a right, exercisable upon the successful completion of a hostile tender offer for fifty percent or more of Intevac’s outstanding voting securities, to surrender the option to Intevac, to the extent the option is at that time exercisable for vested shares, in return for a cash distribution per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in the hostile tender offer over (ii) the option exercise price payable per share. No other stock appreciation rights were outstanding at the end of the fiscal year.

Number of
Securities
			Underlying	Value of Unexercised
			Unexercised	in-the-Money
			Options/SARs at	Options/SARs at
			Fiscal Year-End (#)	Fiscal Year-End
	Shares Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise (#)	Realized(1)	Unexercisable	Unexercisable(2)

Norman H. Pond	15,000	$51,000	48,333/0	$75,399/0
Kevin Fairbairn	—	—	145,833/154,167	$718,957/513,543
Charles B. Eddy III	—	—	50,833/22,000	$83,498/78,720
Verle Aebi	—	—	45,666/22,000	$67,786/78,720
Luke Marusaik	—	—	0/50,000	$0/0

(1)	Equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid for those shares.

(2)	Based on the market price of $7.56 per share, which was the closing price per share of our Common Stock on the Nasdaq National Market on the last day of fiscal 2004, less the exercise price payable for such shares. Options for which the exercise price is greater than $7.56 are excluded from this calculation.
EQUITY COMPENSATION PLAN INFORMATION
      The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our equity compensation plans at December 31, 2004.

	(a)	(b)	(c)
Number of
	Securities to Be		Number of Securities
	Issued Upon	Weighted-Average	Remaining Available
	Exercise of	Exercise Price of	for Future Issuance
	Outstanding	Outstanding	Under Equity
	Options, Warrants	Options, Warrants	Compensation
Plan Category	and Rights	and Rights	Plans(1)

Equity compensation plans approved by security holders(2)	1,712,955	$6.04	1,121,290
Equity compensation plans not approved by security holders	—	$—	—

Total	1,712,955	$6.04	1,121,290

(1)	Excludes securities reflected in column (a).

(2)	Included in the column (c) amount are 276,013 shares available for future issuance under our 2003 Employee Stock Purchase Plan.

CERTAIN TRANSACTIONS
      We did not enter into any transactions and no relationships existed during the fiscal year ending December 31, 2004 which are required to be disclosed pursuant to Item 404 of Regulation S-K.
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL AGREEMENTS
      None of our executive officers except Kevin Fairbairn has an employment agreement with us, and all of our executive officers’ employment may be terminated at any time at the discretion of the Board of Directors. For Mr. Fairbairn, in the event of involuntary termination from his position as President and Chief Executive Officer for any reason not involving good cause, but subject to his execution of a waiver and release of claims that is acceptable to us, we will continue to pay his base salary for twelve months following termination. Upon a change of control of Intevac, all options held by Mr. Fairbairn will immediately vest in full unless the acquiring company assumes the options or substitutes new options and Mr. Fairbairn chooses not to accept the assumed of substituted options. In addition, in the event of involuntary termination of Mr. Fairbairn following a change of control, he will be entitled to receive a lump sum equal to twelve months of base salary. If his employment continues, he will be entitled to an amount equal to two times his annual salary after twelve months of employment.
      Pursuant to the express provisions of the 1995 Stock Option/ Stock Issuance Plan, the outstanding options under the 1995 Option Plan held by the Chief Executive Officer and our other executive officers would immediately accelerate in full, and all unvested shares of Common Stock at the time held by such individuals under the 1995 Option Plan would immediately vest, if their employment were to be terminated either involuntarily or through a forced resignation within twelve months after any acquisition of Intevac by merger or asset sale in which those options and shares did not otherwise vest. In addition, the Compensation Committee of the Board of Directors has the authority as administrator of the 1995 Plan to provide for the accelerated vesting of outstanding options under the 1995 Option Plan held by the Chief Executive Officer and our other executive officers, and the immediate vesting of all unvested shares of Common Stock at the time held by such individuals under the 1995 Option Plan, if their employment were to be terminated either involuntarily or through a forced resignation following a hostile take-over of Intevac effected through a successful tender offer for more than fifty percent of our outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.
      Under the 2004 Equity Incentive Plan, the Board of Directors or its Compensation Committee, as administrator of the plan, has the authority to provide for the accelerated vesting of outstanding options under the plan, including options held by our executive officers, under such circumstances and at such times as the Board or Committee deems appropriate, including in the event of termination of the optionee or a change in control of Intevac.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
      The information contained in this report shall not be deemed to be “soliciting material” or to be filed with the SEC, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent Intevac specifically incorporates it by reference into such filing.
      The purpose of the Compensation Committee of the Board of Directors is to discharge the Board’s responsibilities relating to compensation of our executive officers and employees. The Committee has overall responsibility for: approving executive officer compensation plans, recommending director compensation to the Board of Directors, reviewing and approving an annual report on executive compensation for inclusion in our Proxy statement, reviewing succession plans on an annual basis, and overseeing compensation strategy for our employees with attention to key employees.
      In addition, the Compensation Committee has exclusive responsibility for administering the 2004 Equity Incentive Plan, under which stock option grants and direct stock issuances may be made to executive officers and other employees. In carrying out its duties, the Compensation Committee has access to independent compensation consultants and outside survey data. The Compensation Committee is currently comprised of two non-employee independent directors, David N. Lambeth and Robert Lemos. The Compensation Committee’s responsibilities are further defined in its Charter, which is available on our internet home page, located at www.intevac.com.
      In the discussion below, we describe our executive compensation policies and practices. We also identify the procedures we use to determine the compensation of our Chief Executive Officer, the next three most highly compensated executive officers and other key officers.
      Compensation Philosophy. We operate in diverse technology market segments, each with varying growth rates at any point in time. To succeed, each business must have specific strategies, tactics and measures of performance appropriate to its competitive environment, as well as compensation programs to support its objectives.
      Our Committee relies on four core aspects with regards to executive compensation policies and practices.

•	Market Driven: Our programs are structured to be competitive both in their design and in the total compensation opportunity they offer. Comparison groups will vary by business, based on the leading competitors in the industries in which we compete for business and in the markets in which we compete for talent.

•	Shareholder-Aligned: To focus on the common linkage to Intevac, employees have some portion of their compensation dependent upon company-wide financial performance.

•	Performance-Based: Employees have their pay linked to a combination of company, team and individual performance. The specific measures of success that apply and the forms of compensation that are affected vary by business and by position. Individual performance is objectively assessed via a formal performance management process.

•	Values-Oriented: The design and administration of our compensation programs are supportive of our values and commitment to diversity. Our assessments of individual performance are measured against our values.
      Total Annual Compensation. After reviewing compensation information from various surveys of companies in the high technology industry that compete with us for executive talent and/or have revenues comparable to our revenues, the Committee determines each officer’s total annual cash compensation. Our goal is to target base pay near the median level and establish total cash compensation based on achieved performance goals.
      Bonuses. Our Compensation Committee has the power to set target bonuses for each officer based on his or her potential impact on our operating and financial results and based on market competitive pay practices.

The actual bonus that is paid to each officer under the bonus plan depends on the achievement of business unit and financial performance goals and overall company performance.
      Long-Term Stock-Based Incentive Compensation. Long-term incentives are provided through stock option grants. Our committee believes that stock options motivate our officers to maximize shareholder value and to remain employed with Intevac. All Intevac stock options to date have had a per share exercise price equal to the fair market value of our common stock on the grant date.
      The size of the option grant to each officer is designed to create a meaningful opportunity for stock ownership and is based upon the officer’s current position with Intevac, internal comparability with option grants made to other Intevac executives, the officer’s current level of performance and the officer’s potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of vested and unvested options held by the officer, to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of our officers.
      Compensation of Chief Executive Officer. During the fiscal year ended December 31, 2004, Mr. Fairbairn received a base salary of $337,069. His base salary was set at a level which the Compensation Committee believed would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within our industry.
      Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation paid to certain executive officers, to the extent that that compensation exceeds $1 million per officer in any year. The compensation paid to all of our executive officers for fiscal 2004 did not exceed the $1 million limit per officer, and it is not expected the compensation to be paid to any of our executive officers for fiscal 2005 will exceed that limit. In addition, our 1995 Stock Option/ Stock Issuance Plan and the 2004 Equity Incentive Plan are both structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the plans will qualify as performance-based compensation that will not be subject to the $1 million limitation.

This report is submitted by the Compensation Committee.

David N. Lambeth
Robert Lemos (Chairman)
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee of our Board of Directors was formed September 14, 1995 and during 2004 was comprised of David N. Lambeth and Robert Lemos. Neither of these individuals was at any time during fiscal 2004, or at any other time, an officer or employee of Intevac. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

AUDIT COMMITTEE REPORT
      The information contained in this report shall not be deemed to be “soliciting material” or to be filed with the SEC, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent Intevac specifically incorporates it by reference into such filing.
      Composition. The Audit Committee currently consists of Mr. Dury, Mr. Lemos and Mr. Money, each of whom is a non-employee director who the Board of Directors has determined meets the independence and other requirements to serve on the Audit Committee under the listing standards of The Nasdaq Stock Market. The Board has also determined that each member of the committee is an “audit committee financial expert” as defined in Item 401 of Regulation S-K.
      Responsibilities. The Audit Committee operates under a written charter that has been adopted by the Board. The Audit Committee is responsible for overseeing our accounting and financial reporting processes, overseeing the audits of our financial statements and assisting the Board of Directors in oversight and monitoring of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of our external auditors, and (iv) our internal accounting and financial controls. Our management is responsible for maintaining our books of account and preparing periodic financial statements based thereon and the system of internal controls. The independent accountants are responsible for auditing our annual financial statements. The Audit Committee’s responsibilities are further defined in its Charter, which is available on our internet home page, located at www.intevac.com.
      Review with Management and Independent Accountants. In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed with management and the independent accountants our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

2. The Audit Committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

3. The Audit Committee has received from the independent accountants, Grant Thornton LLP, the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with Grant Thornton LLP the independent accountants’ independence.

4. The Audit Committee has considered whether the provision of services covered by Fees Paid To Accountants For Services Rendered is compatible with maintaining the independence of Grant Thornton LLP.
      Based on the review and discussion referred to in paragraphs 1-4 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.
      The Audit Committee has recommended to the Board that Grant Thornton LLP be selected as our independent accountants for the fiscal year ending December 31, 2005.

This report is submitted by the Audit Committee.

David S. Dury (Chairman)
Robert Lemos
Arthur L. Money

PERFORMANCE GRAPH
      The following graph compares the cumulative total shareholder return on the Common Stock of Intevac with that of the NASDAQ Stock Market Total Return Index, a broad market index published by the Center for Research in Security Prices (“CRSP”), and the NASDAQ Computer Manufacturers Stock Total Return Index compiled by CRSP. The comparison for each of the periods assumes that $100 was invested December 31, 1999 in our Common Stock, the stocks included in the NASDAQ Stock Market Total Return Index and the stocks included in the NASDAQ Computer Manufacturers Stock Total Return Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.
COMPARISON OF CUMULATIVE TOTAL RETURN SINCE DECEMBER 31, 1999
AMONG INTEVAC, NASDAQ STOCK MARKET TOTAL RETURN INDEX AND
NASDAQ COMPUTER MANUFACTURERS TOTAL RETURN INDEX

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Intevac, Inc.	$100	$89	$68	$114	$403	$216

Nasdaq Stock Market Total Return Index	100	60	48	33	49	54

Nasdaq Computer Manufacturers Total Return Index	100	57	39	26	36	47

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation, the preceding Audit Committee Report and the preceding Performance Graph shall not be incorporated by reference into any such filings; nor shall such reports or graph be incorporated by reference into any future filings.

OTHER BUSINESS
      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
SHAREHOLDER PROPOSALS
      Proposals of shareholders which are intended to be presented at our Annual Meeting of Shareholders to be held in 2006 must be received by Intevac no later than December 5, 2005 to be included in the proxy statement and proxy relating to that meeting. If a shareholder intends to raise a proposal at our 2006 Annual Meeting of Shareholders that is not eligible for inclusion in the proxy statement relating to the meeting and the shareholder fails to give us notice in accordance with the requirements set forth in the Securities Exchange Act by February 18, 2006, the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at our 2006 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

CHARLES B. EDDY III
Vice President, Finance and Administration,
Chief Financial Officer, Treasurer and Secretary
April 11, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

INTEVAC, INC.

     Kevin Fairbairn and Charles B. Eddy III, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Intevac, Inc. which the undersigned is entitled to vote at our Annual Meeting of Shareholders on May 19, 2005, and at any adjournments or postponements thereof, as follows on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors recommends a vote FOR each of the proposals below. This Proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the proposals below and at the discretion of the persons named as proxies upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.

1.	The election of all nominees listed below for the Board of Directors, as described in the Proxy Statement:

Nominees: Norman H. Pond, Kevin Fairbairn, David S. Dury, Stanley J. Hill, David N. Lambeth, Robert Lemos and Arthur L. Money

FOR ☐	WITHHELD ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)

2.	Proposal to approve an amendment to the Company’s Bylaws to increase the range of authorized directors to a range of five to nine.:

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Proposal to ratify the appointment of Grant Thornton LLP as independent public accountants of Intevac for the fiscal year ending December 31, 2005:

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Transaction of any other business which may properly come before the meeting and any adjournment or postponement thereof.

DATE: _______________________, 2005

(Signature)

(Signature if held jointly)

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
USING THE ENCLOSED ENVELOPE.